                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   ----------


                                    FORM 8_K

                                 CURRENT REPORT


                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 15, 2001



                        Arcadia Receivables Finance Corp.
                   Arcadia Automobile Receivables Trust 1998-B
                          (Exact name of registrant as
                            specified in its charter)



         Delaware          333-82281            41-1743653
      (State or other     (Commission         (IRS Employer
      jurisdiction of     File Number)       Identification No.)
      incorporation)


290 E. Carpenter Freeway, Irving, Texas                  75062-2729
(Address of principal executive offices)                 (Zip Code)



Registrant's telephone number, including area code (972) 652-4000

Item 5. Other Events.

         The Servicer's Certificate for the month of January 2001 was distributed to Noteholders on February 15, 2001.




Item 7(c). Exhibits


          Exhibit No.           Description
          -----------     -----------------------
              20.1        Servicer's Certificate for the month of January 2001.



                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                    ARCADIA RECEIVABLES FINANCE CORP.


                                    /s/ Michael J. Forde
                                    ----------------------------
                                    Title: Assistant Secretary



Date: February 21, 2001